UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 24, 2005

Power-One Inc
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-29454 (Commission File Number)	770420182 (I.R.S. Employer Identification No.)

740 Calle Plano, Camarillo, California (Address of principal executive offices)	93012 (Zip Code)

Registrant’s telephone number, including area code:  805-987-8741

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

                Effective March 24, 2005, Gayla J. Delly has been appointed as a director of Power-One, Inc. (the “Company”). Ms. Delly’s nomination was unanimously approved by the Company’s Nominating and Corporate Governance Committee pursuant to its charter and duties, and Ms. Delly was subsequently appointed pursuant to unanimous approval of the Board of Directors of the Company. The appointment of Ms. Delly increases the Board of the Company to seven directors. The Board expects that Ms. Delly will be appointed to serve on the Audit Committee of the Company.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

                Attached as Exhibit 99.1 to this Report on Form 8-K is the Company’s press release announcing Company’s new director financial effective March 24, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power-One Inc

March 24, 2005	By:	/s/ Eddie K. Schnopp
Eddie K. Schnopp
Senior Vice President - Finance, Treasurer and Chief Financial Officer